Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF the SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Blue Dolphin Energy Company (the "Company") on Form 10-QSB for the period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Michael J. Jacobson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/Michael J. Jacobson
-------------------------------------
Michael J. Jacobson
President and Chief Executive Officer



May 14, 2003